UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: January 31

Date of reporting period: July 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JULY 31, 2008

Legg Mason Partners

Social Awareness Fund

Managed by	LEGG MASON INVESTMENT COUNSEL

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high total return consisting of capital appreciation and current income.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the six-month reporting period ended July 31, 2008. Looking back, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices took their toll on the economy during the fourth quarter of 2007. Over that period, U.S. gross domestic product (“GDP”)i declined 0.2%. The economy then expanded 0.9% during the first quarter of 2008, and the preliminary estimate for second quarter GDP growth was 3.3%. In recent months, the economy was supported by strong exports and consumer spending, the latter of which was aided by the government’s tax rebate checks.

While the economy may not fall into a recession, it is a moot point for many Americans, as the job market continues to weaken and energy and food prices remain elevated. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first seven months of 2008, and the unemployment rate rose to 5.7% in July, its highest level since March 2004. After oil reached a record $147 a barrel on July 11, 2008, it fell to $123 as of July 31, 2008, which represented an approximate 60% increase from the price as of July 31, 2007.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its latest meetings that took place in June and August (after the reporting period ended), the Fed held rates steady. In conjunction with its August meeting, the Fed stated: “Economic activity expanded in the second quarter, partly reflecting growth in consumer spending and exports. However, labor markets have softened further and financial markets remain under considerable stress. … Inflation has been high, spurred by the earlier increases in the prices of energy and some other commodities, and some indicators of inflation expectations have been elevated. The Committee

Legg Mason Partners Social Awarness Fund	I

Letter from the chairman continued

expects inflation to moderate later this year and next year, but the inflation outlook remains highly uncertain.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

The U.S. stock market was not for the faint of heart during the six months ended July 31, 2008. Stock prices fell during the first two months of the reporting period due, in part, to the severe credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s rebound was largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. Stock prices then moved sharply lower in June and July, with the S&P 500 Indexiv falling 8.43% and 0.84%, respectively, for those months. All told, the S&P 500 Index returned -7.08% during the six-month reporting period ended July 31, 2008, and as of that date was more than 15% lower than its peak in October 2007.

Turning to the bond market, both short- and long-term Treasury yields experienced periods of volatility during the six-month reporting period. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a “flight to quality” during the first quarter of 2008, causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Treasury yields then moved higher in April, May and early June, as oil prices hit record levels. However, an additional credit crunch in mid-June resulted in another flight to quality, with Treasury yields again moving lower. Overall, during the six months ended July 31, 2008, two-year Treasury yields went from 2.17% to 2.52%. Over the same time frame, 10-year Treasury yields moved from 3.67% to 3.99%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned -0.63%.

II	Legg Mason Partners Social Awarness Fund

Performance review

For the six months ended July 31, 2008, Class A shares of Legg Mason Partners Social Awareness Fund, excluding sales charges, returned -0.63%. The Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index and the S&P 500 Index, returned -0.63% and -7.08%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Lehman Brothers U.S. Aggregate Index (30%)vi returned -5.07% for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned -5.04% over the same time frame.

PERFORMANCE SNAPSHOT as of July 31, 2008 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Social Awareness Fund — Class A Shares	-0.63%
Lehman Brothers U.S. Aggregate Index	-0.63%
S&P 500 Index	-7.08%
Blended S&P 500 Index (70%) and Lehman Brothers U.S. Aggregate Index (30%)	-5.07%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[1]	-5.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -1.11% and Class C shares returned -0.85% over the six months ended July 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance for Class I shares is not shown because this share class commenced operations on July 24, 2008.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated May 30, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.20%, 2.23%, 1.81% and 0.84%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended July 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 693 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Social Awarness Fund	III

Letter from the chairman continued

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 29, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Blended S&P 500 Index (70%) and Lehman Brothers U.S. Aggregate Index (30%) has been prepared by the manager. It consists of 70% of the performance of the S&P 500 Index and 30% of the Lehman Brothers U.S. Aggregate Index.

IV	Legg Mason Partners Social Awareness Fund

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — July 31, 2008

Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2008 and held for the six months ended July 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(0.63)%	$1,000.00	$993.70	1.20%	$5.95
Class B	(1.11)	1,000.00	988.90	2.26	11.18
Class C	(0.85)	1,000.00	991.50	1.79	8.86
Class I4	1.75	1,000.00	1,017.50	0.72	0.14

[1]	For the six months ended July 31, 2008, unless otherwise noted.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[4]	For the period July 24, 2008 (inception date) to July 31, 2008.

2	Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,018.90	1.20%	$6.02
Class B	5.00	1,000.00	1,013.63	2.26	11.31
Class C	5.00	1,000.00	1,015.96	1.79	8.97
Class I3	5.00	1,000.00	1,000.82	0.72	0.14

[1]	For the six months ended July 31, 2008, unless otherwise noted.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[3]	For the period July 24, 2008 (inception date) until July 31, 2008.

Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report	3

Schedule of investments (unaudited)

July 31, 2008

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 69.6%
CONSUMER DISCRETIONARY — 4.9%
	Hotels, Restaurants & Leisure — 1.7%
102,250	Yum! Brands Inc.	$3,662,595
	Media — 0.9%
62,660	Focus Media Holding Ltd., ADR*	1,861,629
	Multiline Retail — 0.8%
36,050	Target Corp.	1,630,541
	Textiles, Apparel & Luxury Goods — 1.5%
43,000	V.F. Corp.	3,077,940
	TOTAL CONSUMER DISCRETIONARY	10,232,705
CONSUMER STAPLES — 7.7%
	Beverages — 2.0%
63,200	PepsiCo Inc.	4,206,592
	Food & Staples Retailing — 1.7%
100,100	CVS Corp.	3,653,650
	Food Products — 1.8%
227,550	Darling International Inc.*	3,681,759
	Household Products — 2.2%
69,600	Procter & Gamble Co.	4,557,408
	TOTAL CONSUMER STAPLES	16,099,409
ENERGY — 7.5%
	Energy Equipment & Services — 3.5%
57,000	FMC Technologies Inc.*	3,521,460
50,159	National-Oilwell Varco Inc.*	3,944,002
	Total Energy Equipment & Services	7,465,462
	Oil, Gas & Consumable Fuels — 4.0%
36,500	Apache Corp.	4,094,205
69,281	BP PLC, ADR	4,256,625
	Total Oil, Gas & Consumable Fuels	8,350,830
	TOTAL ENERGY	15,816,292
FINANCIALS — 8.7%
	Capital Markets — 2.1%
72,850	T. Rowe Price Group Inc.	4,360,073
	Commercial Banks — 2.1%
150,390	Wells Fargo & Co.	4,552,305
	Diversified Financial Services — 2.9%
119,200	Bank of America Corp.	3,921,680
46,350	NYSE Euronext	2,189,574
	Total Diversified Financial Services	6,111,254

See Notes to Financial Statements.

4	Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
SHARES	SECURITY	VALUE

	Insurance — 1.6%
48,200	Arch Capital Group Ltd.*	$3,360,986
	TOTAL FINANCIALS	18,384,618
HEALTH CARE — 11.7%
	Biotechnology — 3.7%
46,200	Genentech Inc.*	4,400,550
63,250	Gilead Sciences Inc.*	3,414,235
	Total Biotechnology	7,814,785
	Health Care Equipment & Supplies — 4.1%
56,700	Covidien Ltd.	2,791,908
79,450	Inverness Medical Innovations Inc.*	2,678,260
47,600	Stryker Corp.	3,055,444
	Total Health Care Equipment & Supplies	8,525,612
	Health Care Providers & Services — 3.9%
65,760	Aetna Inc.	2,696,818
46,050	Express Scripts Inc.*	3,248,367
47,750	Pediatrix Medical Group Inc.*	2,323,037
	Total Health Care Providers & Services	8,268,222
	TOTAL HEALTH CARE	24,608,619
INDUSTRIALS — 8.4%
	Commercial Services & Supplies — 3.8%
142,400	Covanta Holding Corp.*	4,007,136
124,850	Republic Services Inc.	4,057,625
	Total Commercial Services & Supplies	8,064,761
	Electrical Equipment — 2.7%
70,750	Emerson Electric Co.	3,445,525
65,450	Suntech Power Holdings Co., Ltd., ADR*	2,189,957
	Total Electrical Equipment	5,635,482
	Machinery — 1.9%
55,550	Deere & Co.	3,897,388
	TOTAL INDUSTRIALS	17,597,631
INFORMATION TECHNOLOGY — 10.8%
	Communications Equipment — 2.1%
124,050	Cisco Systems Inc.*	2,727,859
68,050	Juniper Networks Inc.*	1,771,342
	Total Communications Equipment	4,499,201
	Computers & Peripherals — 1.8%
10,450	Apple Inc.*	1,661,028
81,550	NetApp Inc.*	2,083,602
	Total Computers & Peripherals	3,744,630

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

July 31, 2008

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
SHARES	SECURITY	VALUE

	Internet Software & Services — 0.8%
3,550	Google Inc., Class A Shares*	$1,681,812
	IT Services — 1.1%
55,750	Accenture Ltd., Class A Shares	2,328,120
	Semiconductors & Semiconductor Equipment — 2.7%
55,250	Broadcom Corp., Class A Shares*	1,342,023
101,250	Marvell Technology Group Ltd.*	1,497,487
30,200	MEMC Electronic Materials Inc.*	1,395,542
50,100	Varian Semiconductor Equipment Associates Inc.*	1,463,922
	Total Semiconductors & Semiconductor Equipment	5,698,974
	Software — 2.3%
50,400	Amdocs Ltd.*	1,532,664
67,000	Microsoft Corp.	1,723,240
70,400	Oracle Corp.*	1,515,712
	Total Software	4,771,616
	TOTAL INFORMATION TECHNOLOGY	22,724,353
MATERIALS — 6.0%
	Chemicals — 3.7%
38,349	Air Products & Chemicals Inc.	3,651,208
19,900	Potash Corporation of Saskatchewan Inc.	4,064,973
	Total Chemicals	7,716,181
	Construction Materials — 0.3%
6,800	Martin Marietta Materials Inc.	713,796
	Metals & Mining — 2.0%
38,960	Cleveland-Cliffs Inc.	4,223,654
	TOTAL MATERIALS	12,653,631
TELECOMMUNICATION SERVICES — 2.1%
	Wireless Telecommunication Services — 2.1%
45,710	America Movil SAB de CV, Series L Shares, ADR	2,307,898
49,625	American Tower Corp., Class A Shares*	2,079,287
	TOTAL TELECOMMUNICATION SERVICES	4,387,185
UTILITIES — 1.8%
	Electric Utilities — 1.8%
49,050	Exelon Corp.	3,856,311
	TOTAL COMMON STOCKS (Cost — $128,015,706)	146,360,754

See Notes to Financial Statements.

6	Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
FACE AMOUNT	SECURITY	VALUE

ASSET-BACKED SECURITIES — 0.6%
FINANCIALS — 0.6%
	Automobiles — 0.2%
$255,877	BMW Vehicle Owner Trust, 5.130% due 9/27/10	$257,737
180,234	Harley-Davidson Motorcycle Trust 3.200% due 5/15/12	180,180
	Total Automobiles	437,917
	Credit Card — 0.4%
711,000	MBNA Credit Card Master Note Trust, 4.300% due 2/15/11	712,300
	TOTAL ASSET-BACKED SECURITIES (Cost — $1,140,109)	1,150,217
COLLATERALIZED MORTGAGE OBLIGATION — 1.2%
2,483,466	Federal Home Loan Mortgage Corp. (FHLMC), 5.500% due 12/15/18 (Cost — $2,468,760)	2,532,313
CORPORATE BONDS & NOTES — 10.0%
CONSUMER DISCRETIONARY — 1.1%
	Media — 0.8%
600,000	Comcast Corp., Bonds, 5.650% due 6/15/35	500,508
1,000,000	Walt Disney Co., Medium-Term Notes, Global Notes, 5.700% due 7/15/11	1,046,513
	Total Media	1,547,021
	Specialty Retail — 0.3%
700,000	Home Depot Inc., Senior Notes, 5.200% due 3/1/11	694,179
	TOTAL CONSUMER DISCRETIONARY	2,241,200
CONSUMER STAPLES — 0.3%
	Beverages — 0.3%
655,000	PepsiCo Inc., 5.000% due 6/1/18	644,393
ENERGY — 0.4%
	Oil, Gas & Consumable Fuels — 0.4%
750,000	Apache Corp., Senior Notes, 5.250% due 4/15/13	761,305
FINANCIALS — 5.5%
	Capital Markets — 1.3%
715,000	Goldman Sachs Group Inc., Senior Notes, 5.700% due 9/1/12	721,386
1,000,000	Lehman Brothers Holdings Inc., Medium-Term Notes, 4.500% due 7/26/10	952,463
1,000,000	Morgan Stanley, Medium-Term Notes, 5.625% due 1/9/12	979,834
	Total Capital Markets	2,653,683
	Commercial Banks — 0.3%
700,000	Wells Fargo Bank NA, Subordinated Notes, 6.450% due 2/1/11	730,483

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report	7

Schedule of investments (unaudited) continued

July 31, 2008

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
FACE AMOUNT	SECURITY	VALUE

	Consumer Finance — 1.3%
$1,000,000	American Express Credit Corp., Senior Notes, 5.000% due 12/2/10	$996,420
2,175,000	SLM Corp., Medium-Term Notes, 5.000% due 10/1/13	1,820,647
	Total Consumer Finance	2,817,067
	Diversified Financial Services — 2.3%
1,000,000	Bank of America Corp., Senior Notes, 5.625% due 10/14/16	944,656
1,000,000	Countrywide Home Loans Inc., Medium-Term Notes, 4.000% due 3/22/11	930,578
750,000	HSBC Finance Corp., Notes, 6.375% due 10/15/11	768,541
650,000	IBM International Group Capital LLC, 5.050% due 10/22/12	665,920
700,000	John Deere Capital Corp., Medium-Term Notes, 5.650% due 7/25/11	722,053
540,000	National Rural Utilities Cooperative Finance Corp., Medium-Term Notes, 8.000% due 3/1/32	603,139
190,000	Private Export Funding Corp., 4.974% due 8/15/13	196,883
	Total Diversified Financial Services	4,831,770
	Insurance — 0.3%
675,000	Genworth Financial Inc., Notes, 6.500% due 6/15/34	584,380
	TOTAL FINANCIALS	11,617,383
HEALTH CARE — 1.1%
	Pharmaceuticals — 1.1%
650,000	Abbott Laboratories, Senior Notes, 5.600% due 11/30/17	656,758
850,000	AstraZeneca PLC, 5.400% due 9/15/12	874,907
850,000	Johnson & Johnson, 5.150% due 8/15/12	889,401
	TOTAL HEALTH CARE	2,421,066
INDUSTRIALS — 0.3%
	Road & Rail — 0.3%
650,000	Norfolk Southern Corp., Senior Notes, 7.250% due 2/15/31	685,747
INFORMATION TECHNOLOGY — 0.5%
	Computers & Peripherals — 0.5%
1,000,000	International Business Machines Corp., Medium-Term Notes, 4.375% due 6/1/09	1,011,656
MATERIALS — 0.3%
	Chemicals — 0.3%
600,000	Potash Corp. of Saskatchewan Inc., Notes, 5.875% due 12/1/36	553,775
TELECOMMUNICATION SERVICES — 0.5%
	Diversified Telecommunication Services — 0.5%
1,000,000	Verizon Communications Inc., Senior Notes, 5.350% due 2/15/11	1,027,342
	TOTAL CORPORATE BONDS & NOTES (Cost — $21,494,570)	20,963,867

See Notes to Financial Statements.

8	Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
FACE AMOUNT	SECURITY	VALUE

MORTGAGE-BACKED SECURITIES — 9.1%
	FHLMC — 5.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
$614,167	6.000% due 9/1/37	$618,082
	Gold:
4,590,540	5.000% due 3/1/19-7/1/35	4,467,214
1,384,681	4.500% due 6/1/21	1,338,110
2,521,904	6.000% due 2/1/22-2/1/36	2,544,790
1,091,496	6.500% due 1/1/37	1,122,820
1,084,401	5.500% due 2/1/37	1,061,346
	Total FHLMC	11,152,362
	FNMA — 2.9%
	Federal National Mortgage Association (FNMA):
229	6.500% due 3/1/29	237
589,137	4.500% due 2/1/35	542,485
3,596,713	5.500% due 6/1/36-11/1/36	3,526,990
2,052,711	6.000% due 5/1/37-9/1/37	2,064,719
	Total FNMA	6,134,431
	GNMA — 0.9%
1,660,115	Government National Mortgage Association (GNMA) I, 5.000% due 12/15/35	1,608,929
289,872	Government National Mortgage Association (GNMA) II, 7.000% due 11/20/36	305,147
	Total GNMA	1,914,076
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $19,189,252)	19,200,869
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 8.0%
	U.S. Government Agencies — 6.9%
	Federal National Mortgage Association (FNMA):
3,120,000	5.750% due 9/8/16	3,129,398
303,000	Bonds, 6.625% due 11/15/30	361,133
	Notes:
3,882,000	4.625% due 10/15/13	3,988,087
3,199,000	5.000% due 4/15/15	3,323,572
2,003,000	4.875% due 12/15/16	2,047,623
1,587,000	5.375% due 6/12/17	1,678,505
	Total U.S. Government Agencies	14,528,318
	U.S. Government Obligations — 1.1%
	U.S. Treasury Bonds:
361,000	8.875% due 8/15/17	491,722
200,000	6.000% due 2/15/26	233,078

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report	9

Schedule of investments (unaudited) continued

July 31, 2008

LEGG MASON PARTNERS SOCIAL AWARENESS FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Government Obligations — 1.1% continued
	U.S. Treasury Notes:
$1,520,000	3.375% due 11/30/12	$1,534,963
54,000	4.250% due 11/15/14	56,577
	Total U.S. Government Obligations	2,316,340
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $16,346,241)	16,844,658
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $188,654,638)	207,052,678
SHORT-TERM INVESTMENT — 1.3%
	Repurchase Agreement — 1.3%
2,822,317	Goldman Sachs & Co. repurchase agreement dated 7/31/08, 2.100% due 8/1/08; Proceeds at maturity — $2,822,482; (Fully collateralized by U.S. government agency obligation, 6.000% due 11/1/36; Market value — $2,894,037) (Cost — $2,822,317)	2,822,317
	TOTAL INVESTMENTS — 99.8% (Cost — $191,476,955#)	209,874,995
	Other Assets in Excess of Liabilities — 0.2%	363,801
	TOTAL NET ASSETS — 100.0%	$210,238,796

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR — American Depositary Receipt

See Notes to Financial Statements.

10	Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report

Statement of assets and liabilities (unaudited)

July 31, 2008

ASSETS:
Investments, at value (Cost — $191,476,955)	$209,874,995
Dividends and interest receivable	783,307
Receivable for Fund shares sold	48,155
Prepaid expenses	39,230
Total Assets	210,745,687
LIABILITIES:
Payable for Fund shares repurchased	118,110
Investment management fee payable	115,334
Transfer agent fees payable	86,476
Distribution fees payable	73,589
Trustees’ fees payable	55,945
Accrued expenses	57,437
Total Liabilities	506,891
TOTAL NET ASSETS	$210,238,796
NET ASSETS:
Par value (Note 7)	$129
Paid-in capital in excess of par value	186,181,470
Undistributed net investment income	111,498
Accumulated net realized gain on investments	5,547,659
Net unrealized appreciation on investments	18,398,040
TOTAL NET ASSETS	$210,238,796
Shares Outstanding:
Class A	10,098,458
Class B	2,055,724
Class C	763,563
Class I	626
Net Asset Value:
Class A (and redemption price)	$16.25
Class B1	$16.32
Class C1	$16.42
Class I (and redemption price)	$16.26
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.24

[1]	Redemption price per share is NAV of Class B and C shares reduced by 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 3).

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended July 31, 2008

INVESTMENT INCOME:
Interest	$1,677,511
Dividends	958,123
Less: Foreign taxes withheld	(618)
Total Investment Income	2,635,016
EXPENSES:
Investment management fee (Note 3)	718,358
Distribution fees (Notes 3 and 5)	459,327
Transfer agent fees (Note 5)	266,202
Shareholder reports (Note 5)	41,843
Registration fees	26,280
Audit and tax	17,894
Legal fees	13,702
Trustees’ fees	5,421
Insurance	3,007
Custody fees	1,336
Miscellaneous expenses	3,358
Total Expenses	1,556,728
NET INVESTMENT INCOME	1,078,288
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 4):
Net Realized Gain From Investment Transactions	6,579,336
Change in Net Unrealized Appreciation/Depreciation From Investments	(9,039,554)
NET LOSS ON INVESTMENTS	(2,460,218)
DECREASE IN NET ASSETS FROM OPERATIONS	$(1,381,930)

See Notes to Financial Statements.

12	Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JULY 31, 2008 (unaudited) AND THE YEAR ENDED JANUARY 31, 2008	July 31	January 31
OPERATIONS:
Net investment income	$1,078,288	$2,790,461
Net realized gain	6,579,336	57,392,579
Change in net unrealized appreciation/depreciation	(9,039,554)	(54,936,000)
Increase (Decrease) in Net Assets From Operations	(1,381,930)	5,247,040
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(1,222,676)	(2,857,547)
Net realized gains	—	(56,777,244)
Decrease in Net Assets From Distributions to Shareholders	(1,222,676)	(59,634,791)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	8,562,473	23,013,176
Reinvestment of distributions	1,155,229	56,206,943
Cost of shares repurchased	(28,545,430)	(67,225,337)
Increase (Decrease) in Net Assets From Fund Share Transactions	(18,827,728)	11,994,782
DECREASE IN NET ASSETS	(21,432,334)	(42,392,969)
NET ASSETS:
Beginning of period	231,671,130	274,064,099
End of period*	$210,238,796	$231,671,130
* Includes undistributed net investment income of:	$111,498	$255,886

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report	13

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$16.46	$21.12	$21.06	$21.43	$21.59	$17.26
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.10	0.27	0.28	0.23	0.24	0.18
Net realized and unrealized gain (loss)	(0.20)	0.37	1.62	0.23	0.61	4.43
Total income (loss) from operations	(0.10)	0.64	1.90	0.46	0.85	4.61
LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.27)	(0.29)	(0.27)	(0.25)	(0.24)
Net realized gains	—	(5.03)	(1.55)	(0.56)	(0.76)	(0.04)
Total distributions	(0.11)	(5.30)	(1.84)	(0.83)	(1.01)	(0.28)
NET ASSET VALUE, END OF PERIOD	$16.25	$16.46	$21.12	$21.06	$21.43	$21.59
Total return[3]	(0.63)%	1.94%	9.60%[4]	2.20%[4]	4.05%[4]	26.92%[4]
NET ASSETS, END OF PERIOD (000s)	$164,136	$179,496	$201,214	$221,736	$263,581	$286,640
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.20%[5]	1.20%	1.19%[6]	1.15%	1.18%	1.20%
Net expenses	1.20 [5]	1.20	1.18 [6,7]	1.15	1.15 [7]	1.20
Net investment income	1.18 [5]	1.31	1.36	1.07	1.12	0.96
PORTFOLIO TURNOVER RATE	19%	79%	47%	29%	42%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2008 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	See Note 10 to the financial statements.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.16% and 1.15%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2008[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$16.53	$21.19	$21.14	$21.51	$21.65	$17.31
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.01	0.06	0.08	0.05	0.07	0.03
Net realized and unrealized gain (loss)	(0.19)	0.37	1.61	0.24	0.61	4.43
Total income (loss) from operations	(0.18)	0.43	1.69	0.29	0.68	4.46
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.06)	(0.09)	(0.10)	(0.06)	(0.08)
Net realized gains	—	(5.03)	(1.55)	(0.56)	(0.76)	(0.04)
Total distributions	(0.03)	(5.09)	(1.64)	(0.66)	(0.82)	(0.12)
NET ASSET VALUE, END OF PERIOD	$16.32	$16.53	$21.19	$21.14	$21.51	$21.65
Total return[3]	(1.11)%	0.91%	8.45%[4]	1.34%[4]	3.25%[4]	25.87%[4]
NET ASSETS, END OF PERIOD (000s)	$33,556	$39,401	$58,297	$75,702	$98,552	$110,204
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.26%[5]	2.23%	2.17%[6]	2.00%	1.99%	2.00%
Net expenses	2.26 [5]	2.23	2.17 [6,7]	2.00	1.96 [7]	2.00
Net investment income	0.12 [5]	0.29	0.37	0.23	0.31	0.16
PORTFOLIO TURNOVER RATE	19%	79%	47%	29%	42%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2008 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	See Note 10 to the financial statements.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.14%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report	15

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008[2]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF PERIOD	$16.62	$21.28	$21.21	$21.57	$21.72	$17.37
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.05	0.15	0.16	0.08	0.08	0.05
Net realized and unrealized gain (loss)	(0.19)	0.37	1.62	0.24	0.61	4.45
Total income (loss) from operations	(0.14)	0.52	1.78	0.32	0.69	4.50
LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.15)	(0.16)	(0.12)	(0.08)	(0.11)
Net realized gains	—	(5.03)	(1.55)	(0.56)	(0.76)	(0.04)
Total distributions	(0.06)	(5.18)	(1.71)	(0.68)	(0.84)	(0.15)
NET ASSET VALUE, END OF PERIOD	$16.42	$16.62	$21.28	$21.21	$21.57	$21.72
Total return[3]	(0.85)%	1.32%	8.88%[4]	1.50%[4]	3.28%[4]	25.99%[4]
NET ASSETS, END OF PERIOD (000s)	$12,537	$12,774	$14,553	$17,240	$20,983	$21,609
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.79%[5]	1.81%	1.83%[6]	1.87%	1.92%	1.93%
Net expenses	1.79 [5]	1.81	1.79 [6,7]	1.87	1.88 [7]	1.93
Net investment income	0.59 [5]	0.71	0.75	0.35	0.39	0.24
PORTFOLIO TURNOVER RATE	19%	79%	47%	29%	42%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2008 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	See Note 10 to the financial statements.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.80% and 1.76%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$15.98
INCOME FROM OPERATIONS:
Net investment income	0.00 [3]
Net realized and unrealized gain	0.28
Total income from operations	0.28
NET ASSET VALUE, END OF PERIOD	$16.26
Total return[4]	1.75%
NET ASSETS, END OF PERIOD (000s)	$10
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[5]	0.72%
Net expenses[5]	0.72
Net investment income[5]	0.89
PORTFOLIO TURNOVER RATE	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 24, 2008 (inception date) to July 31, 2008.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

See Notes to Financial Statements.

Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report	17

Notes to Financial Statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Social Awareness Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(c) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the

18	Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report

Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment valuation

Effective February 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are

Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report	19

Notes to Financial Statements (unaudited) continued

determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	JULY 31, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$209,874,995	$146,360,754	$63,514,241	—

3. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, including the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when

20	Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report

combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended July 31, 2008, LMIS and its affiliates received sales charges of approximately $14,000 on sales of the Fund’s Class A shares. In addition, for the six months ended July 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS B	CLASS C
CDSCs	$5,000	$2,000

The Fund adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of July 31, 2008, the Fund had accrued $39,707 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

4. Investments

During the six months ended July 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$34,723,031	$6,869,313
Sales	54,011,819	5,811,594

At July 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$29,150,290
Gross unrealized depreciation	(10,752,250)
Net unrealized appreciation	$18,398,040

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated

Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report	21

Notes to Financial Statements (unaudited) continued

at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended July 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES		SHAREHOLDER REPORTS EXPENSES
Class A	$215,279	$175,276		$28,736
Class B	180,995	87,642		11,630
Class C	63,053	3,284		1,477
Class I	—	0	*	0	*
Total	$459,327	$266,202		$41,843

*	Amounts represents less than $1.

6. Distributions to shareholders by class

	SIX MONTHS ENDED JULY 31, 2008	YEAR ENDED JANUARY 31, 2008
Net Investment Income:
Class A	$1,121,112	$2,610,660
Class B	57,449	145,550
Class C	44,115	101,337
Total	$1,222,676	$2,857,547
Net Realized Gains:
Class A	—	$43,739,009
Class B	—	9,877,936
Class C	—	3,160,299
Total	—	$56,777,244

7. Shares of beneficial interest

At July 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

22	Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JULY 31, 2008		YEAR ENDED JANUARY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	391,026	$6,438,514	876,871	$18,207,175
Shares issued on reinvestment	65,465	1,060,464	2,498,989	43,600,699
Shares repurchased	(1,264,737)	(20,840,480)	(1,998,074)	(41,429,144)
Net increase (decrease)	(808,246)	$(13,341,502)	1,377,786	$20,378,730
Class B
Shares sold	73,535	$1,214,541	138,212	$2,874,416
Shares issued on reinvestment	3,489	56,509	566,578	9,854,766
Shares repurchased	(404,469)	(6,689,294)	(1,072,322)	(22,360,886)
Net decrease	(327,445)	$(5,418,244)	(367,532)	$(9,631,704)
Class C
Shares sold	53,682	$899,418	95,453	$1,931,585
Shares issued on reinvestment	2,339	38,256	156,818	2,751,478
Shares repurchased	(60,871)	(1,015,656)	(167,671)	(3,435,307)
Net increase (decrease)	(4,850)	$(77,982)	84,600	$1,247,756
Class I1
Shares sold	626	$10,000	—	—
Net increase	626	$10,000	—	—

[1]	For the period July 24, 2008 (inception date) to July 31, 2008.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data

Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report	23

Notes to Financial Statements (unaudited) continued

under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or subtransfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

24	Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their

Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report	25

Notes to Financial Statements (unaudited) continued

Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Prospectus restriction

In conjunction with the Fund’s principal investment strategy and selection process in effect prior to May 31, 2006, the manager considers whether, relative to other companies in an industry, a company that meets certain investment criteria is also sensitive to social issues related to its products, services or methods of doing business. The Fund’s former investment strategy provided that the Fund seeks to avoid investing in a company if the manager has significant reason to believe it is engaged in tobacco production, production of weapons or ownership or design of nuclear facilities. A review of the Fund’s investments held during the year ended January 31, 2007, identified certain securities (Danaher Corporation and PG&E Corporation) that engaged in some of these activities directly or through their affiliates. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These securities were purchased in February, March and July 2003, as well as in February 2004. The Fund disposed of these securities in January and March 2006 and realized a total gain of $4,087,452. For the year ended January 31, 2007, realized gains on those securities were $3,742,271.

26	Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report

Additionally, it was determined that two other securities were purchased and held in violation of the Fund’s principal investment strategy as outlined above. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These two securities, FPL Group, Inc. and The Southern Company, were purchased in March, July, October, and December 2002 and were sold for a total realized gain of $1,473,146 in January and November 2005.

Excluding the effect of the unrealized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2003, would have been lower by approximately 0.07%, for each respective class.

Excluding the effect of the unrealized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2004, would have been lower by approximately 0.60%, for each respective class.

Excluding the effect of the unrealized and realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2005, would have been lower by approximately 0.60%, for each respective class.

Excluding the effect of the unrealized and realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2006, would have been lower by approximately 0.20%, for each respective class. Excluding the effect of the realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2007, would have been lower by approximately 0.20%, for each respective class.

11. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

12. Subsequent event

Subsequent to the reporting period, turmoil due to the continuing credit crisis caused the financial markets to deteriorate. This led to certain regulatory and corporate events, which impacted certain investments of the Fund. On September 15, 2008, Lehman Brothers Holdings Inc. filed for Chapter 11 bankruptcy. The value of securities issued by Lehman Brothers, which were held by the Fund as of the end of the period have been adversely impacted.

Legg Mason Partners Social Awareness Fund 2008 Semi-Annual Report	27

Legg Mason Partners Social Awareness Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment
Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing (formerly, PFPC Inc.)

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Social Awareness Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS SOCIAL AWARENESS FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Social Awareness Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	In the Pensions & Investments May 27, 2008 ranking, Legg Mason is the 9th largest asset manager in the world based on worldwide assets under management as of December 31, 2007.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0423 9/08 SR08-645

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: October 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: October 3, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: October 3, 2008